UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 31, 2006

RANCHER ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1050 17th Street, Suite 1700
Denver, Colorado 80265
(Address of principal executive offices and Zip Code)

(303) 629-1122
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The board of directors of Rancher Energy Corp. (the “Company”) approved a change in its registered independent accounting firm to audit its financial statements. The Company dismissed Williams & Webster P.S. on July 31, 2006 and appointed Hein & Associates, LLP to serve as its registered independent accounting firm effective August 1, 2006. The change was made to further consolidate the Company’s accounting and auditing functions in Denver, Colorado.

There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Williams & Webster P.S. at any time during the Company’s most recent two fiscal years and through July 31, 2006 regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of Williams & Webster P.S. would have caused it to make reference to such disagreements in its reports.

The reports of Williams & Webster P.S. on the Company’s financial statements for the years March 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to audit scope or accounting principles. However, the reports were modified as to uncertainty about the Company’s ability to continue as a going concern. There are no other “reportable events” (as such term is defined in Item 304(a)(1)(v)(A) through (E) of Regulation S-K and its related instructions) in context of the Company’s relationship with Williams & Webster P.S. during the relevant periods.

During each of the two most recent fiscal years and through July 31, 2006, neither the Company nor anyone on its behalf consulted with Hein & Associates, LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the type of audit opinion that might be rendered on the Company’s financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1) of Regulation S-K and its related instructions.

Williams & Webster P.S. has reviewed the disclosures contained in this Form 8-K/A report. Williams & Webster P.S. has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-K, indicating that it agrees with the above disclosure or providing any new information, clarifying the Company’s disclosures herein, or stating any reason why Williams & Webster P.S. does not agree with any statements made by the Company in this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

9.01(c)	Index to Exhibits

Exhibit No.	Description

16.1	Letter from Williams & Webster P.S. registered independent public accountants, to the Securities and Exchange Commission dated August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of August, 2006.

RANCHER ENERGY CORP.

By:	/s/ John Works
John Works
President, Principal Executive Officer, Principal Financial Officer